Exhibit 99.1

Morningstar Media Contact:

Stephanie Lerdall, +1 312 696-6037 or newsroom@morningstar.com

Praemium Media Contact:

Australia: Lauren Thompson, +61 0438 954 729,

lauren@domestiqueconsulting.com.au; Celia Moore, +61 0432 344 069,

celia@domestiqueconsulting.com.au

U.K.: Hilary Morison, +44 (0)7793 564 351, hilary@langcatfinancial.com

FOR IMMEDIATE RELEASE

Morningstar to Acquire Wealth Management Platform Provider Praemium’s U.K. and International Business

Fast-growing wealth management platform brings advisers choice and efficiency, enabling better advice for investors

Melbourne and London (21 December 2021) – Morningstar (Nasdaq: MORN) and Praemium Limited (ASX: PPS) have reached an agreement for Morningstar to acquire 100% of Praemium’s operations in the United Kingdom, Jersey, Hong Kong, and Dubai. The consideration for the transaction will comprise cash of £35 million, subject to completion adjustments.

“Praemium has a fast-growing U.K. and international business and a talented team we look forward to welcoming to Morningstar,” said Daniel Needham, president of wealth management solutions for Morningstar. “Technology is playing a larger role in everyone’s lives and expectations for how companies deploy it are evolving quickly. Advisers and the investors we jointly serve are no exception, and Praemium’s digital-first capabilities will allow us to reduce friction, lower costs, provide more choice, and improve efficiency for advisers. This gives advisers time back to deliver better advice, empowering investor success.”

Across its U.K. and international business, Praemium offers proprietary, friction-free SaaS-based technology and services that allow fee-based advisers to outsource key

1 of 5

elements of the advice workflow. Its platform is used by nearly 500 independent financial advisers and provides access to investment lineups to serve end clients. The end-to-end solution from Praemium will add to Morningstar’s existing data, fund profiles, portfolio analytics, and investment management capabilities available to advisers, creating a complete experience designed to empower investor success at scale. Praemium and Morningstar will work together to ensure a smooth transition for customers and employees.

Praemium U.K. and International Managing Director Mark Sanderson said, “The focus throughout the deal process has been on finding a new owner that is the right fit for us and the right fit for our customers. We wanted a committed parent with a long-term view and the resolve to uphold our best-in-class platform experience, free from customer disruption. We were looking for the enthusiasm and drive to continue the Praemium growth story. We know with this proposed deal with Morningstar, we can confidently say we have found the perfect fit.”

Melbourne-based Praemium Limited previously announced its plans to focus its financial and leadership resources on its domestic growth trajectory in the Australian platform market and to sell its international business to a growth buyer. The transaction unlocks capital and is a strong endorsement of the quality of Praemium’s platform and technology.

Praemium CEO Anthony Wamsteker said, “We are delighted Morningstar, a global firm of outstanding stature has chosen to acquire our international business. Morningstar will bring its global footprint and investment scale to better serve the interests of international clients and better advance the career opportunities of our international employees.”

The acquisition comes at a time when wealth management platforms are experiencing significant growth. According to The Lang Cat, platform assets in the U.K. alone have doubled in the last five years exceeding £500 billion, driven by adviser demand for scalability, digitisation, and portfolio flexibility.

Completion of the Transaction remains subject to regulatory approval from the Financial Conduct Authority in the United Kingdom and the Jersey Financial Services Commission in Jersey, and other customary conditions. Morningstar and Praemium expect to complete the transaction during Q2 or Q3 2022.

About Praemium

Praemium is a global leader in the provision of technology platforms for managed accounts, investment administration and financial planning. Praemium services in excess of 400,000 investor accounts covering over $200 billion in funds globally for

2 of 5

more than 1,000 financial institutions and intermediaries, including some of the world’s largest financial institutions.

About Praemium’s U.K. and International Business

The Praemium U.K. and international business offers digital-first financial services. Our offering to advisers is in three parts: custody and administration through the Praemium platform; adviser practice management support through Wealthcraft; and discretionary investment management through Smart Investment Management.

The platform offers advisers advanced portfolio management and rebalancing capabilities, market-leading reporting and MI, paperless and signatureless processes, and unique AI-driven adviser insights which highlight unusual client behaviour. Firms can white label the platform to their own requirements. Adviser firms can serve their offshore clients around the world through the Jersey-based platform. And U.K.-based clients through the U.K. platform.

Founded in 2001 in Australia, Praemium launched in the U.K. in 2006 and Jersey in 2012. Our mission is to assist wealth advisers to deliver great investor experiences and outcomes.

About Morningstar

Morningstar, Inc. is a leading provider of independent investment research in North America, Europe, Australia, and Asia. The Company offers an extensive line of products and services for individual investors, financial advisers, asset managers and owners, retirement plan providers and sponsors, and institutional investors in the debt and private capital markets. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, debt securities, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with approximately $260 billion in assets under advisement and management as of September 30, 2021. The Company has operations in 29 countries. For more information, visit www.morningstar.com/company. Follow Morningstar on Twitter @MorningstarInc.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as

3 of 5

"may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," or "continue." These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. For us, these risks and uncertainties include, among others, failing to maintain and protect our brand, independence, and reputation; liability for any losses that result from an actual or claimed breach of our fiduciary duties or failure to comply with applicable securities laws; liability related to cybersecurity and the protection of confidential information, including personal information about individuals; compliance failures, regulatory action, or changes in laws applicable to our credit ratings operations, or our investment advisory, ESG, and index products; prolonged volatility or downturns affecting the financial sector, global financial markets, and global economy and its effect on our revenue from asset-based fees and credit ratings business; the impact of the current COVID-19 pandemic and government actions in response thereto on our business, financial condition, and results of operations; inadequacy of our operational risk management and business continuity programs in the event of a material disruptive event; failing to respond to technological change, keep pace with new technology developments, or adopt a successful technology strategy; failing to differentiate our products and services and continuously create innovative, proprietary and insightful financial technology solutions; liability relating to the information and data we collect, store, use, create, and distribute or the reports that we publish or are produced by our software products; trends in the financial services industry, including fee compression within the asset and wealth management sectors and increased industry consolidation; an outage of our database, technology-based products and services, or network facilities or the movement of parts of our technology and data infrastructure to the public cloud and other outsourced providers; the failure of acquisitions and other investments to be efficiently integrated and produce the results we anticipate; the failure to recruit, develop, and retain qualified employees; challenges faced by our non-U.S. operations, including the concentration of data and development work at our offshore facilities in China and India; our indebtedness could adversely affect our cash flows and financial flexibility; and the failure to protect our intellectual property rights or claims of intellectual property infringement against us. A more complete description of these risks and uncertainties can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. If any of these risks and uncertainties materialize, our actual future results and other future events may vary significantly from what we expect. We do not undertake to

4 of 5

update our forward-looking statements as a result of new information or future events.

###

©2021 Morningstar, Inc. All Rights Reserved.

MORN-C

5 of 5